UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2016
 _______________________________________
MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders
On May 6, 2016, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Shareholders. Marriott’s shareholders voted on the matters outlined in the 2016 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on April 5, 2016, as follows:

1.	Marriott’s shareholders elected eleven director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	1,970,291,712	37,368,333	2,067,691	258,565,806
Mary K. Bush	1,962,266,192	42,132,025	5,329,519	258,565,806
Deborah M. Harrison	1,966,219,929	39,236,483	4,271,324	258,565,806
Frederick A. Henderson	1,950,229,228	52,679,783	6,818,725	258,565,806
Lawrence W. Kellner	1,959,221,826	44,554,270	5,951,640	258,565,806
Debra L. Lee	1,965,015,702	38,935,778	5,776,256	258,565,806
George Muñoz	1,963,525,132	40,413,140	5,789,464	258,565,806
Steven S Reinemund	1,963,902,993	39,233,216	6,591,527	258,565,806
W. Mitt Romney	1,981,600,850	21,370,621	6,756,265	258,565,806
Susan C. Schwab	1,963,446,329	40,536,251	5,745,156	258,565,806
Arne M. Sorenson	1,997,492,746	9,020,808	3,214,182	258,565,806

2.	Marriott’s shareholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2016 with the following votes:

FOR	AGAINST	ABSTAIN
2,251,271,383	10,627,821	6,394,338

3.	Marriott’s shareholders approved the advisory resolution to approve the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,955,297,802	42,742,167	11,687,767	258,565,806

4.	Marriott’s shareholders did not approve a shareholder resolution proposing that a simple majority voting standard be applied throughout Marriott’s governance documents with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
868,890,577	1,119,706,728	21,130,431	258,565,806

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 10, 2016	By:	/s/ Bancroft S. Gordon
Bancroft S. Gordon
Vice President, Senior Counsel and Corporate Secretary

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